Shareholders' Equity Shareholders' Equity (Notes)	12 Months Ended
Dec. 31, 2011
Shareholders' Equity [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
Shareholders’ Equity
Shareholder Rights Plan
On November 4, 2002, the Board of Directors authorized the implementation of a Shareholder Rights Plan and declared a dividend of one preferred share purchase right (Right) for each outstanding share of common stock, without par value. The Rights will separate from the common stock and become exercisable following the earlier of (i) the close of business on the tenth business day after a public announcement that a person or group (including any affiliate or associate of such person or group) has acquired beneficial ownership of 15% or more of the outstanding common shares and (ii) the close of business on such date, if any, as may be designated by the Board of Directors following the commencement of, or first public disclosure of an intent to commence, a tender or exchange offer for outstanding common shares, which could result in the offeror becoming the beneficial owner of 15% or more of the outstanding common shares (the earlier of such dates being the distribution date). After the distribution date, each Right will entitle the holder to purchase, for $160, one one-hundredth (1/100) of a share of Series R Cumulative Participating Preferred Stock of the Company (a Preferred Share) with economic terms similar to that of one common share.
In the event a person or group becomes an acquiring person, the Rights will entitle each holder of a Right to purchase, for the purchase price, that number of common shares equivalent to the number of common shares, which at the time of the transaction would have a market value of twice the purchase price. Any Rights that are at any time beneficially owned by an acquiring person will be null and void and nontransferable and any holder of any such Right will be unable to exercise or transfer any such Right. If, at any time after any person or group becomes an acquiring person, we are acquired in a merger or other business combination with another entity, or if 50% or more of its assets or assets accounting for 50% or more of its net income or revenues are transferred, each Right will entitle its holder to purchase, for the purchase price, that number of shares of common stock of the person or group engaging in the transaction having a then current market value of twice the purchase price. At any time after any person or group becomes an acquiring person, but before a person or group becomes the beneficial owner of more than 50% of the common shares, the Board of Directors may elect to exchange each Right for consideration per Right consisting of one-half of the number of common shares that would be issuable at such time on the exercise of one Right and without payment of the purchase price. At any time prior to any person or group becoming an acquiring person, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.01 per Right, subject to adjustment as provided in the Rights Agreement. The Rights are not exercisable until the distribution date and will expire on December 11, 2012, unless earlier redeemed or exchanged by us.
The terms of the Rights and the Rights Agreement may be amended without the approval of any holder of the Rights, at any time prior to the distribution date. Until a Right is exercised, the holder thereof will have no rights as a shareholder of the Company, including, without limitation, the right to vote or receive dividends. In order to preserve the actual or potential economic value of the Rights, the number of Preferred Shares or other securities issuable upon exercise of the Right, the purchase price, the redemption price, and the number of Rights associated with each outstanding common share are all subject to adjustment by the Board of Directors pursuant to certain customary antidilution provisions. The Rights distribution should not be taxable for federal income tax purposes. Following an event that renders the Rights exercisable or upon redemption of the Rights, shareholders may recognize taxable income.
Stock Repurchase Plan
On October 24, 2011, our Board of Directors authorized a twelve-month repurchase program of up to $100 million of our common stock, which will expire on October 23, 2012. Repurchases are made in the open market or in privately negotiated transactions, and in accordance with applicable securities laws. Refer to Note 18 for additional disclosures on our stock repurchase plan.
Other Comprehensive Income (Loss)
Other comprehensive income (loss) is reflected as a net increase (decrease) to shareholders’ equity and is not reflected in our results of operations. The changes in the components of accumulated other comprehensive income (loss), net of tax, were as follows:

	Foreign Currency Translation Adjustments	Net Unrealized Gain (Loss) on Derivative Instruments		Net Unrealized Gain (Loss) on Nonderivative Instruments		Pension Plan Benefit Liability Adjustments	Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balances at December 31, 2008	$57,173	$(10,797)		$(18,975)		$6,692	$34,093
Current period other comprehensive income (loss)	40,992	1,836	—	(2,364)	—	(3,427)	37,037
Balances at December 31, 2009	$98,165	$(8,961)		$(21,339)		$3,265	$71,130

Current period other comprehensive income (loss)	(124,191)	4,441		15,825		(2,179)	(106,104)
Balances at December 31, 2010	$(26,026)	$(4,520)		$(5,514)		$1,086	$(34,974)

Current period other comprehensive income (loss)	1,308	4,520		(8,866)		852	(2,186)
Balances at December 31, 2011	$(24,718)	$—		$(14,380)		$1,938	$(37,160)

The before-tax amount, income tax (provision) benefit, and net-of-tax amount related to each component of other comprehensive income (loss) during the reporting periods were as follows:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Before-tax amount
Foreign currency translation adjustment	$1,101	$(121,031)	$47,706
Net unrealized gain (loss) on derivative instruments designated as cash flow hedges	3,054	(4,541)	(11,023)
Net unrealized gain (loss) on a nonderivative net investment hedging instrument	(14,278)	25,760	(3,866)
Net hedging (gain) loss reclassified into net income (loss)	4,200	11,829	13,975
Pension plan benefits liability adjustment	717	(3,074)	(4,533)
Total other comprehensive income (loss), before tax	(5,206)	(91,057)	42,259

Tax (provision) benefit
Foreign currency translation adjustment	207	(3,160)	(6,714)
Net unrealized gain (loss) on derivative instruments designated as cash flow hedges	(1,145)	1,611	4,247
Net unrealized gain (loss) on a nonderivative net investment hedging instrument	5,412	(9,935)	1,502
Net hedging (gain) loss reclassified into net income (loss)	(1,589)	(4,458)	(5,363)
Pension plan benefits liability adjustment	135	895	1,106
Total other comprehensive income (loss) tax (provision) benefit	3,020	(15,047)	(5,222)

Net-of-tax amount
Foreign currency translation adjustment	1,308	(124,191)	40,992
Net unrealized gain (loss) on derivative instruments designated as cash flow hedges	1,909	(2,930)	(6,776)
Net unrealized gain (loss) on a nonderivative net investment hedging instrument	(8,866)	15,825	(2,364)
Net hedging (gain) loss reclassified into net income (loss)	2,611	7,371	8,612
Pension plan benefits liability adjustment	852	(2,179)	(3,427)
Total other comprehensive income (loss), net of tax	$(2,186)	$(106,104)	$37,037